CERTIFICATE OF DESIGNATION

                                       OF

                        9.35% CUMULATIVE PREFERRED STOCK
                               (Without Par Value,
                               $250 Stated Value)

                                       OF

                          SHAWMUT NATIONAL CORPORATION

                             ______________________

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware
                             ______________________

                    SHAWMUT NATIONAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation and by the Preferred Stock Committee of the Board of Directors, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 10,000,000 shares of preferred stock, without par value ("Preferred Stock") and which expressly grants to the Board of Directors of the Corporation, subject to the limitations prescribed by law and the provisions of the Certificate of Incorporation, as amended, the authority to provide for the issuance from time to time in one or more series of any number of preferred shares and to establish the number of shares to be included in each series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares, of each such series as shall be stated in the Certificate of Incorporation or any amendment thereto or in the resolutions providing for the issue of such stock adopted by the Board of Directors, and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth herein, at a meeting of the Board of Directors duly held on December 15, 1994:

                    1. The Board of Directors on December 15, 1994 adopted the following resolutions designating a Preferred Stock Committee of the Board of Directors and authorizing such committee to act on behalf of the Board of Directors in connection with the issuance from time to time of up to 575,000 shares of preferred stock, without par value, $250 stated value, of the Corporation (the "Preferred Shares"):

          "VOTED: That the Chairman and the President of the Corporation, each in their capacities as a member of the Preferred Stock Committee (as defined below), be, and each hereby is, authorized to determine and set the terms of the Preferred Stock and prepare (and each of the Chairman, any Vice Chairman, the President, the Chief Financial Officer and any Executive Vice President of the Corporation (the "Authorized Officers"), and the Secretary and any Assistant Secretary of the Corporation be, and each hereby is, authorized to execute and file with the proper state authority) any one or more certificates of designation, setting forth the following:

                    1. the title and stated value per share of the Preferred Stock;

                    2.   the number of shares of Preferred Stock
                         offered;

                    3. the dividend rate for method of calculation, the dates on which dividends shall be payable, whether such dividends shall commence to cumulate;

                    4. any sinking fund or redemption provisions of such Preferred Stock;

                    5.   any conversion provisions;

                    6.   any additional dividend, liquidation,
                         redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions on such Preferred Stock;

                    7. the form of Preferred Stock and coupons, if any;

                    8.   any other terms of the Preferred Stock
                         provided for or permitted by the
                         Corporation's Certificate of Incorporation.

          VOTED: That the Chairman and the President (in his capacity as a director) of the Corporation be, and each hereby is, appointed to the Preferred Stock Committee (the "Preferred Stock Committee") and authorized, on behalf of the Corporation, to determine the price or prices at which the Preferred Stock which may be represented by Depositary Shares shall be sold to the public, the price or prices at which the Preferred Stock shall be sold to the several underwriters, the date or dates upon which such sales shall be concluded, the names of the several underwriters to whom the Preferred Stock shall be sold, that may include Goldman, Sachs & Co. and other investment bankers, and other matters necessary to complete the certificate of designation or other determination of the Preferred Stock Committee of the Corporation to be evidenced by a certificate executed by an Authorized Officer and the Secretary or any Assistant Secretary of the Corporation;"

                    2. The Preferred Stock Committee of the Board of Directors, on January 19, 1995, adopted the following resolutions:

               "VOTED: That the Preferred Shares shall have the designations, preferences, rights, qualifications and limitations as follows:

                    (a) Designation. The Preferred Shares shall be designated the "9.35% Cumulative Preferred Stock" and the number of shares constituting this series shall be 575,000. Such Preferred Shares shall have a stated value of $250 per share. The number of authorized Preferred Shares may be reduced by further resolution duly adopted by the Board and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized Preferred Shares shall not be increased.

                    (b)  Dividends.

                         (1)  Dividend periods ("Dividend Periods")
                    shall commence on January 15, April 15, July 15 and October 15 in each year and shall end on and include the day next preceding the first day of the next Dividend Period. The dividend rate on the Preferred Shares from January 26, 1995 to and including April 14, 1995 (the "Initial Dividend Period") and for each Dividend Period thereafter will be 9.35% per annum of the stated value thereof. Such dividends shall be cumulative from January 26, 1995 and shall be payable when and as declared by the Board, on January 15, April 15, July 15 and October 15 of each year, commencing April 15, 1995. Each such dividend shall be paid to the holders of record of Preferred Shares as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

                         (2)  No full dividends shall be declared or
                    paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with or junior to the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Preferred Shares for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the Preferred Shares and any other Preferred Stock ranking on a parity as to dividends with the Preferred Shares, all dividends declared upon shares of the Preferred Shares and any other Preferred Stock ranking on a parity as to dividends with the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Preferred Shares and such other Preferred Stock bear to each other. Holders of the Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Preferred Shares which may be in arrears.

                         (3)  So long as any of the Preferred Shares
                    are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to the Preferred Shares as to dividends and upon liquidation and other than as provided in paragraph (2) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Corporation ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Preferred Shares as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding Preferred Shares shall have been paid for all past dividend payment periods.

                         (4)  Dividends payable on each Preferred
                    Share for each Dividend Period shall be computed by annualizing the applicable dividend rate and dividing by four. Dividends payable on the Preferred Shares for any period less than a full Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                    (c)  Redemption.

                         (1)  The Preferred Shares shall not be
                    redeemable prior to January 15, 2000. On and after January 15, 2000, the Corporation, at its option, may redeem the Preferred Shares, as a whole or in part, at any time or from time to time at a redemption price equal to $250 per share plus accrued and unpaid dividends thereon to the date fixed for redemption. Notwithstanding the foregoing, to the extent applicable law requires, the Preferred Shares may not be redeemed by the Corporation without the prior approval of the Board of Governors of the Federal Reserve System.

                         (2)  In the event that fewer than all the
                    outstanding Preferred Shares are to be redeemed, the number of shares to be redeemed shall be determined by the Board and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or by any duly authorized committee thereof or by any other method as may be determined by the Board of Directors of the Corporation or by any duly authorized committee thereof in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which the Preferred Shares are listed.

                         (3)  In the event the Corporation shall
                    redeem Preferred Shares, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                         (4)  Notice having been mailed as aforesaid,
                    from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the Preferred Shares so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or any duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                         (5)  Any of the Preferred Shares which shall
                    at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or any duly authorized committee thereof.

                         (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on the Preferred Shares are in arrears, no Preferred Shares shall be redeemed unless all outstanding Preferred Shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any Preferred Shares; provided, however, that the foregoing shall not prevent the purchase or acquisition of Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Preferred Shares.

                    (d) Conversion or Exchange. The holders of the Preferred Shares shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                    (e) Voting. The Preferred Shares shall not have any voting powers, either general or special, except that

                         (i)  Unless the vote or consent of the
                    holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the Preferred Shares at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Preferred Shares shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Restated Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of the Preferred Shares;

                        (ii)  Unless the vote or consent of the
                    holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the Preferred Shares and all other series of Preferred Stock ranking on a parity with the Preferred Shares, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Preferred Shares and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the Preferred Shares as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

                        (iii) If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends (as defined below) on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he or she shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted.
                    Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to exist whenever the amount of accrued dividends upon any series of Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

                    (f)  Liquidation Rights.

                         (1)  Upon the voluntary or involuntary
                    dissolution, liquidation or winding up of the Corporation, the holders of the Preferred Shares shall be entitled to receive, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Shares upon liquidation, the amount of $250 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

                         (2) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purpose of this Section (f).

                         (3)  After the payment to the holders of the
                    Preferred Shares of the full preferential amounts provided for in this Section (f), the holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Corporation.

                         (4)  In the event the assets of the
                    Corporation available for distribution to the holders of the Preferred Shares upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the Preferred Shares upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                         (5)  Upon the voluntary or involuntary
                    dissolution, liquidation or winding up of the Corporation, the holders of the Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to the Preferred Shares.

                    (g) Ranking of Classes of Stock. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                         (1) prior to the Preferred Shares, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon voluntary or involuntary dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of the Preferred Shares;

                         (2)  on a parity with the Preferred Shares,
                    either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Preferred Shares, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon voluntary or involuntary dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of the Preferred Shares; and

                         (3)  junior to the Preferred Shares, either
                    as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of the Preferred Shares shall be entitled to receipt of dividends or of amounts distributable upon voluntary or involuntary dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."


                    IN WITNESS WHEREOF, Shawmut National Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its Executive Vice President, General Counsel and Secretary, J. Michael Shepherd and attested by its Assistant Secretary, Harriet Munrett Wolfe, this 26th day of January, 1995.

                                        SHAWMUT NATIONAL CORPORATION

                                        By:_________________________
                                           Name: J. Michael Shepherd
                                           Title: Executive Vice
                                             President, General
                                             Counsel and Secretary

          [Corporate Seal]

          Attest:

          ______________________
          Assistant Secretary